UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

MYDX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55596	99-0384160
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6335 Ferris Square, Suite B, San Diego, CA 92121
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 814-4550

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2019, MyDx, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Eagle Securities Purchase Agreement”) dated September 18, 2019, with Eagle Equities, LLC (“Eagle”) for the sale of an 8% Convertible Redeemable Note in the amount of $27,500 (the “Eagle Note”). Pursuant to the terms of the Eagle Securities Purchase Agreement, the Company issued the Eagle Note with a $2,500 original issue discount and paid Eagle’s legal fees of $2,000 out of the proceeds of the Eagle Note.

On September 23, 2019, the Company entered into a Securities Purchase Agreement (the “Odyssey Securities Purchase Agreement”) dated September 18, 2019, with Odyssey Capital Funding, LLC (“Odyssey”) for the sale of a 12% Convertible Redeemable Note in the amount of $35,000 (the “Odyssey Note”). Pursuant to the terms of the Odyssey Securities Purchase Agreement, the Company paid Odyssey’s legal fees of $2,000 out of the proceeds of the Odyssey Note.

On September 24, 2019, the Company entered into a Securities Purchase Agreement (the “GS Capital Securities Purchase Agreement”) dated September 18, 2019, with GS Capital Partners, LLC (“GS Capital”) for the sale of an 8% Convertible Redeemable Note in the amount of $69,000 (the “GS Capital Note”). Pursuant to the terms of the GS Capital Securities Purchase Agreement, the Company issued the GS Capital Note with a $6,000 original issue discount and paid GS Capital’s legal fees of $3,000 out of the proceeds of the GS Capital Note.

Additionally, on September 24, 2019, the Company entered into a Securities Purchase Agreement (the “LG Capital Securities Purchase Agreement” and together with the Eagle Securities Purchase Agreement, Odyssey Securities Purchase Agreement and GS Capital Securities Purchase Agreement, the “Securities Purchase Agreements”) dated September 18, 2019, with LG Capital Funding, LLC (“LG Capital”) for the sale of an 8% Convertible Redeemable Note in the amount of $25,000 (the “LG Capital Note” and together with the Eagle Note, Odyssey Note and GS Capital Note, the “Notes”). Pursuant to the terms of the LG Capital Securities Purchase Agreement, the Company paid LG Capital’s legal fees of $2,000 out of the proceeds of the LG Capital Note.

Eagle Note

The Eagle Note bears interest at the rate of 8% per annum. All interest and principal must be repaid on September 18, 2020 (the “Eagle Note Maturity Date”). The Eagle Note is convertible into common stock at any time, at Eagle’s option, at a price equal to 65% of the lowest closing bid price of the common stock during the fifteen trading days prior to conversion (the “Eagle Note Conversion Price”). In addition, in the event the Company experiences a DTC “Chill” on its shares, the Eagle Note Conversion Price shall be decreased to 55% while the DTC “Chill” is in effect. The Eagle Note may not be prepaid more than 180 days prior to the Eagle Note Maturity Date. In the event the Company prepays the Eagle Note in full during the 180 days prior to the Eagle Note Maturity Date, the Company must pay off all principal, interest and any other amounts owing multiplied by a premium ranging from 5% to 30%.

Eagle has agreed to restrict its ability to convert the Eagle Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock which may be increased up to 9.9% upon 60 days’ prior written notice by Eagle.

The Eagle Note contains default events (an “Eagle Note Event of Default”) which, if triggered and not timely cured (if curable) by the Company, will result in the option by Eagle to consider the Eagle Note immediately due and payable, without presentment, demand, protest or notice, other than notice of acceleration. In addition, if an Eagle Note Event of Default is caused as a result of the Company being delinquent in its periodic report filings after the six month anniversary of the Eagle Note, then Eagle will be permitted to use 50% of the lowest closing bid price during such delinquency as the Eagle Note Conversion Price. Upon an Eagle Note Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

Odyssey Note

The Odyssey Note bears interest at the rate of 12% per annum. All interest and principal must be repaid on September 18, 2020 (the “Odyssey Note Maturity Date”). The Odyssey Note is convertible into common stock at any time after the six month anniversary of the Odyssey Note, at Odyssey’s option, at a price equal to 60% of the lowest trading price of the common stock during the twenty trading days prior to conversion (the “Odyssey Note Conversion Price”). In addition, in the event the Company experiences a DTC “Chill” on its shares, the Odyssey Note Conversion Price shall be decreased to 50% while the DTC “Chill” is in effect. The Odyssey Note may not be prepaid more than 180 days prior to the Odyssey Note Maturity Date. In the event the Company prepays the Odyssey Note in full during the 180 days prior to the Odyssey Note Maturity Date, the Company must pay off all principal, interest and any other amounts owing multiplied by a premium ranging from 25% to 45%.

Odyssey has agreed to restrict its ability to convert the Odyssey Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock which may be increased up to 9.9% upon 60 days’ prior written notice by Odyssey.

The Odyssey Note contains default events (an “Odyssey Note Event of Default”) which, if triggered and not timely cured (if curable) by the Company, will result in the option by Odyssey to consider the Odyssey Note immediately due and payable, without presentment, demand, protest or notice, other than notice of acceleration. In addition, if an Odyssey Note Event of Default is caused as a result of the Company being delinquent in its periodic report filings after the six month anniversary of the Odyssey Note, then Odyssey will be permitted to use 50% of the lowest closing bid price during such delinquency as the Odyssey Note Conversion Price. Upon an Odyssey Note Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

GS Capital Note

The GS Capital Note bears interest at the rate of 8% per annum. All interest and principal must be repaid on September 18, 2020 (the “GS Capital Note Maturity Date”). The GS Capital Note is convertible into common stock at any time after the six month anniversary of the GS Capital Note, at GS Capital’s option, at a price equal to 50% of the lowest trading price of the common stock during the twenty trading days prior to conversion (the “GS Capital Note Conversion Price”). In addition, in the event the Company experiences a DTC “Chill” on its shares, the GS Capital Note Conversion Price shall be decreased to 40% while the DTC “Chill” is in effect. The GS Capital Note may not be prepaid more than 180 days prior to the GS Capital Note Maturity Date. In the event the Company prepays the GS Capital Note in full during the 180 days prior to the GS Capital Note Maturity Date, the Company must pay off all principal, interest and any other amounts owing multiplied by a premium ranging from 20% to 40%.

GS Capital has agreed to restrict its ability to convert the GS Capital Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock which may be increased up to 9.9% upon 60 days’ prior written notice by GS Capital.

The GS Capital Note contains default events (a “GS Capital Note Event of Default”) which, if triggered and not timely cured (if curable) by the Company, will result in the option by GS Capital to consider the GS Capital Note immediately due and payable, without presentment, demand, protest or notice, other than notice of acceleration. In addition, if a GS Capital Note Event of Default is caused as a result of the Company being delinquent in its periodic report filings after the six month anniversary of the GS Capital Note, then GS Capital will be permitted to use 50% of the lowest closing bid price during such delinquency as the GS Capital Note Conversion Price. Upon a GS Capital Note Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

LG Capital Note

The LG Capital Note bears interest at the rate of 8% per annum. All interest and principal must be repaid on September 18, 2020 (the “LG Capital Note Maturity Date”). The LG Capital Note is convertible into common stock at any time after the six month anniversary of the LG Capital Note, at LG Capital’s option, at a price equal to 60% of the lowest trading price of the common stock during the twenty trading days prior to conversion (the “LG Capital Note Conversion Price”). In addition, in the event the Company experiences a DTC “Chill” on its shares, the LG Capital Note Conversion Price shall be decreased to 50% while the DTC “Chill” is in effect. The LG Capital Note may not be prepaid more than 180 days prior to the LG Capital Note Maturity Date. In the event the Company prepays the LG Capital Note in full during the 180 days prior to the LG Capital Note Maturity Date, the Company must pay off all principal, interest and any other amounts owing multiplied by a premium ranging from 25% to 45%.

LG Capital has agreed to restrict its ability to convert the LG Capital Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.9% of the then issued and outstanding shares of common stock.

The LG Capital Note contains default events (a “LG Capital Note Event of Default”) which, if triggered and not timely cured (if curable) by the Company, will result in the option by LG Capital to consider the LG Capital Note immediately due and payable, without presentment, demand, protest or notice, other than notice of acceleration. In addition, if a LG Capital Note Event of Default is caused as a result of the Company being delinquent in its periodic report filings after the six month anniversary of the LG Capital Note, then LG Capital will be permitted to use 50% of the lowest closing bid price during such delinquency as the LG Capital Note Conversion Price. Upon a LG Capital Note Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

Private Placement Transactions

The Notes were offered and sold to Eagle, Odyssey, GS Capital and LG Capital in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Odyssey and GS Capital are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing summary of the terms of the Securities Purchase Agreements and the Notes are qualified in its entirety by the Securities Purchase Agreements, which is attached as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following material is filed as an exhibit to this Report:

Exhibit Number

4.1	12% Convertible Redeemable Note issued to Odyssey Capital Funding, LLC dated September 18, 2019.

4.2	8% Convertible Redeemable Note issued to GS Capital Partners, LLC dated September 18, 2019.

4.3	8% Convertible Redeemable Note issued to Eagle Equities, LLC dated September 18, 2019.

4.4	8% Convertible Redeemable Note issued to LG Capital Funding, LLC dated September 18, 2019.

10.1	Securities Purchase Agreement, dated as of September 18, 2019, by and between Odyssey Capital Funding, LLC and MyDx, Inc.

10.2	Securities Purchase Agreement, dated as of September 18, 2019, by and between GS Capital Partners, LLC and MyDx, Inc.

10.3	Securities Purchase Agreement, dated as of September 18, 2019, by and between Eagle Equities, LLC and MyDx, Inc.

10.4	Securities Purchase Agreement, dated as of September 18, 2019, by and between LG Capital Funding, LLC and MyDx, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYDX, INC.

Date: September 26, 2019	By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Director